WI Commercial West LLC

OFFICE/WAREHOUSE LEASE

INDEX

PAGE

1.

ARTICLE I.

Definitions and Certain Basic Provisions

2

2.

ARTICLE II.

Granting Clause and Acceptance

3

3.

ARTICLE III.

Monthly Payment

4

4.

ARTICLE IV.

Common Area

5

5.

ARTICLE V.

Use and Care of Premises

6

6.

ARTICLE VI.

Maintenance and Repair of Premises

7

7.

ARTICLE VII.

Alternations

8

8.

ARTICLE VIII.

Landlord's Right of Access; Use of Roof

9

9.

ARTICLE IX.

Signs

 10

10.

ARTICLE X.

Utilities

10

11.

ARTICLE XI.

Indemnify; Public Liability Insurance and

Fire and Extended Coverage Insurance

10

12.

 ARTICLE XII.

Non-Liability for Certain Damages

12

13.

 ARTICLE XIII.

Damages by Casualty

12

14.

ARTICLE XIV.

Eminent Domain

13

15.

ARTICLE XV.

Assignment and Subletting

13

16.

ARTICLE XVI.

Property Taxes

14

17.

ARTICLE XVII.

Default by Tenant and Remedies

16

18.

ARTICLE XVIII.

Landlord's Lien

20

19.

ARTICLE XIX.

Holding Over

20

20.

ARTICLE XX.

Subordination and Park Covenants

20

21.

ARTICLE XXI.

Notices

21

22.

ARTICLE XXII.

Late Charges

22

23.

ARTICLE XXIII.

Miscellaneous

22

 ATTACHMENTS:

Site Plan                                                              EXHIBIT "A"

Building Plan                                                        EXHIBIT "B"

             TI’s, Units location, FROR and Renewal Option   EXHIBIT “C”

Guarantee                                                            EXHIBIT "D"

Rules and Regulations                                          EXHIBIT "E"

Special Provisions                                                EXHIBIT "F"

WI Commercial West LLC

OFFICE/WAREHOUSE LEASE

This Lease, entered into this 29th day of September, 2015 by and between Landlord and the Tenant hereinafter named, relative to Lindon Tech Center 2000 W 500 N Lindon, UT 84042 Suite 101,102,103 and 104 ("Property").

ARTICLE I.  Definitions and Certain Basic Provisions

1.1

(a)

"Landlord":

WI Commercial West Lindon LLC

(b)

“Landlord’s mailing address: 4914 Joanne Kearney Blvd, Tampa Fl  33619

(c)

"Tenant":

Forever Green

(d)

Tenant's mailing address:

                                          As listed below

Please Provide

(e)

Tenant's trade name:

Forever Green

                        (f)

Tenant's proposed address will be 2000 W 500 N Lindon, UT 84042 Suite 101, 102, 103 and 104

(g)

"Demised Premises":  In consideration of the rents to be paid by Tenant, and of the covenants, terms and conditions to be kept and performed as herein provided, Landlord does hereby lease unto Tenant and Tenant does hereby accept a lease on the following described premises: Approximately 32,648 square feet, computed from measurements to the exterior of outside walls of the building and to the midpoint of interior demising walls (the "Rentable Area"), such premises being shown and outlined on the plan attached hereto as Exhibit "A", and being part of the Project situated upon the property described in Exhibit "C" attached hereto.  The above estimated Rentable Area of the demised Premises may be revised, at Landlord's election, if Landlord's architect determines such estimate to be inaccurate in any material degree.  In the event of such revision of the Rentable Area of the Demised Premises, any amounts determined on the basis of the Rentable Area shall be adjusted proportionately, including without limitation, the Minimum Guaranteed Rental, Common Area Maintenance Charge, Insurance Payment, Tax Payment, and Security Deposit (all defined below).

This Lease shall include the nonexclusive right to use the parking areas, roadways, means of ingress and egress, sidewalks, restrooms, lobby areas and other areas, and surroundings of the project which are included for the common use and enjoyment of Tenant and third persons (the

"Common Areas").  And exclusive right to parking places directly in front and to the north of Tenant’s leased space.

(h)

"Lease Term":  Commencing on the "Commencement Date"

December   1st 2015   and ending   123   months thereafter. The lease  payment shall always be due on the 1st day of the month. The lease payment shall be accomplished by wire transfer to the account designated by the Landlord on or before the 1st of the month.

(i)

"Minimum Guaranteed Rent" first year total: $309,794.88 (for 12 months after free rent period) payable in advance or by the 1st of each month, by wire transfer,  in monthly installments of   $ 25,816.24   Dollars.  Minimum Guaranteed Rent includes the minimum monthly rent plus the monthly estimated NNN fees. (See Exhibit F) At the first day of above described “Commencement Date”, the first three (3) free month’s rent, the Tenant shall tender the month’s NNN fees and the amortized amount of rent for the days the space was occupied before the 1st day of that month.

(j)

Initial triple net charge budget per month  estimated at $ 0.13 cents per foot

$

4,244.24             Dollars per month .

(k)

Initial "triple net charge per year $ 50,930.88

  Dollars

(L)       Initial other charges

$

               Dollars.

(m)

"Security Deposit":                   $               0                       Dollars.

(n)

"Prepaid Rental":

$49,373.74  Dollars due upon execution of this Lease, to be applied to the last month’s Rent under this Lease.

(o)

Tenant's percentage of its proportionate share of expenses attributable to all tenants of the property is initially estimated to be 20%  (calculated by dividing the total number of square feet in the Demised Premises by the total number of square feet of the property); provided, however, that if the total area of the property is reduced by reason of a destruction, sale, or condemnation of any individual buildings (as shown on the site plan - Exhibit "A") comprising the property then Tenant's proportionate share of such expenses shall be redetermined based on the relationship of the number of square feet in the Demised Premises to the total remaining number of square feet of the property.

1.2

Each of the foregoing definitions and basic provisions shall be construed in conjunction with and limited by references thereto in other provisions of this Lease.

ARTICLE II.  Granting Clause, Improvements and Acceptance

2.1

In consideration of the obligation of Tenant to pay rent and other charges as herein provided and in consideration of the other terms, covenants, conditions and promises hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby leases from Landlord, the Demised Premises as described in Article I, Section 1.1(g), TO HAVE AND TO HOLD said premises for the Lease Term specified in Article I, Section 1.1(h), all upon the terms and conditions set forth in this Lease.

ARTICLE III.  Monthly Payment

3.1

The total initial Monthly Payment to be made by Tenant to Landlord, subject to adjustment as provided herein, shall be the sum of:   $25,816.24           DOLLARS   This initial Monthly Payment shall mean the sum of the monthly installments of Minimum Guaranteed Rental as set forth in Article I., Section 1.1(i); Common Area Maintenance Charge as set forth in Article I, Section 1.1(j); Insurance Payment as set forth in Article I, Section 1.1(k); Tax Payment as set forth in Article I, Section 1.1(l) and such other payments as are required under the terms of this Lease for each respective month.

3.2

The Monthly Payment, as specified in Section 3.1 herein, and all other monetary obligations hereunder, shall accrue hereunder from the Commencement Date and shall be payable at the place designated for the delivery of notices to Landlord at the time of payment, without demand and without setoff or deduction, for any reason whatsoever, except as herein provided, and subsequent payments shall be due and payable on or before the first day of each succeeding calendar month during the Lease Term; provided that if the Commencement Date is a date other than the first day of a calendar month, there shall be due and payable on or before such date as monthly payment for the balance of such calendar month, a sum equal to that proportion of the rent specified for the first full calendar month, as herein provided, which the number of days from the Commencement Date to the end of the calendar month during which the Commencement Date shall fall bears to the total number of days in such month.

(a)

Tenant shall pay the monthly installments of the Minimum Guaranteed Rent as same come due through the end of the first Lease Year, and thereafter the Minimum Guaranteed Rent shall be increased annually, beginning the second Lease year, at the commencement of each successive Lease year, including any term of renewal, by    3%      .  The Minimum Guaranteed Rent as increased shall then be payable during the ensuing Lease Year in the same manner as otherwise provided in this Paragraph.

ARTICLE IV.  Common Area

4.1

The "Common Area" is that part of the property designated by Landlord from time to time for the common use of all tenants, including among other facilities, the parking areas, sidewalks, landscaping, curbs, loading areas, private streets, and alleys, lighting facilities, hallways, canopies, restrooms, and other areas and improvements provided by Landlord for the common use of all tenants of the property, all of which shall be subject to Landlord's sole management and control and shall be operated and maintained in such manner as Landlord, in its sole discretion, shall determine.  Landlord reserves the right to change from time to time the dimensions and location of the Common Area as shown on Exhibit "A" as well as the location, dimensions, identity and type of building shown on Exhibit "A" and to construct additional buildings or additional stories on existing buildings or other improvements in the property, and to eliminate buildings from the plan shown on Exhibit "A".  Landlord reserves the right to effect changes to the configuration, type or number of parking spaces as may be deemed necessary in Landlord's sole judgment.  Tenant and its employees, customers, subtenants, licensees, and concessionaires shall have the nonexclusive right and license to use the Common Area as constituted from time to time, such use to be in common with Landlord, other tenants of the property and other persons permitted by Landlord to use the same, and subject to such reasonable rules and regulations governing use as Landlord may from time to time prescribe and as defined hereinafter, including the designation of specific areas within the property or in reasonable proximity thereto in which automobiles owned by Tenant, its employees, subtenants, licensees or concessionaires may park.  Tenant shall not solicit business or distribute handbills within the Common Area, shall be parked, or take any action which would interfere with the right of other persons to use the Common Area without prior written consent of the Landlord.  Landlord may temporarily close any part of the Common Area for such periods of time as may be necessary to prevent the public from obtaining prescriptive rights or to make repairs or alterations.

4.2

Tenant agrees to pay as additional rent each month during the term of this Lease, as part of its "monthly payment", 20% its proportionate share of the Common Area Maintenance Charge as estimated in Article I, Section 1.1(j), and more fully described herein.  Each such monthly Common Area Maintenance Payment shall be due and payable at the same time and in the same manner as the payment of Minimum Guaranteed Rental.  The Common Area Maintenance Charge shall include the cost of managing, operating and maintaining the Common Area (including, among other costs, a management fee at 3% of net lease, those costs incurred for lighting, heating, air conditioning, water, sewerage, painting, cleaning, policing, insuring, inspecting, paving, signage and interior common areas (if any) including restrooms, corridors and elevators, and of all exterior gutters and downspouts, exterior building appliances and common electrical, landscaping, exterior irrigation, repairing, replacing, guarding and protecting) which may be incurred by Landlord in its sole discretion.  The proportionate share to be paid by Tenant of the cost of operation and maintenance of the Common Area (the "Common Area Maintenance Charge") shall be computed on the ratio that the total area of the Demised Premises bears to the gross leasable area of the property, as such gross leasable area may be determined from time to time in Landlord's sole discretion.  Landlord shall make monthly or other periodic charges based upon the estimated annual costs as herein defined, payable in advance subject to adjustment after the end of the year on the basis of the actual cost for such year.  Any such periodic charges shall be due and payable upon delivery of notice thereof.  The initial Common Area Maintenance Charge subject to adjustment as provided herein, shall be that amount set out in Article I, Section 1.1(j) and may be amended as above and subject to adjustments set out in Section 4.3.

4.3

Tenant authorizes Landlord to use the funds deposited by Tenant with Landlord under this Article to pay the Common Area Maintenance.  The initial Common Area Maintenance Payment is based upon Tenant's proportionate share of the estimated amount of Common Area Maintenance costs for the year of the execution of this Lease, and such monthly Common Area Maintenance Payment is subject to increase or decrease as determined by Landlord to reflect an accurate monthly payment of Tenant's estimated proportionate share of the Common Area Maintenance charges. Tenant's Common Area Maintenance Payments shall be reconciled annually.  If Tenant's total annual Common Area Maintenance Payments are less than Tenant's actual pro rata share of the Common Area Maintenance Payments, Tenant shall pay to Landlord upon demand the difference.  If the total annual Common Area Maintenance charges are more than Tenant's actual pro rata share of the Common Area Maintenance charges, Landlord shall retain such excess and credit it to future Common Area Maintenance Payments due from Tenant.  Tenant's proportionate share of the Common Area Maintenance Payments shall be computed by multiplying the Common Area Maintenance charges by a fraction, the numerator of which shall be the number of square feet of floor area in the Demised Premises and the denominator of which shall be the number of gross leasable square feet of the property, as may be determined from time to time by the Landlord.

ARTICLE V.  Use and Care of Premises

5.1

Tenant shall use the Demised Premises for general office and warehouse purposes only.  Tenant shall at its sole cost and expense obtain any and all licenses and permits required for the transaction of business in the Demised Premises and otherwise comply with all applicable laws, ordinances and government regulations.  Tenant shall not, without Landlord's permission, use or do, or allow anything to be used or done upon the Demised Premises which will increase or invalidate any policy of insurance now or hereafter carried on the building or on any of the contents thereof, or which may be dangerous, explosive or that may be damaging to life and limb or which will cause an increase in the rate of fire insurance on the building.  If Landlord grants said permission it shall be solely on the condition that Tenant shall pay as additional rent, on demand, any increase in insurance premiums on the building or on the contents thereof due to Tenant's use or occupation of the Demised Premises. Tenant shall not in any manner deface or injure the building or any part thereof, or overload the floors of the Demised Premises.

The Demised Premises may be used only for the purpose or purposes specified above, and for no other purpose or purposes without the prior written consent of Landlord.   Tenant shall conduct and carry on in the entire Demised Premises the type of business and purpose for which the Demised Premises are leased.  Notwithstanding the above, no such prohibition shall relieve Tenant of any liability for any of its other obligations under this Lease.

5.2

All property kept, stored or maintained within the Demised Premises by Tenant shall be at Tenant's sole risk.  Tenant waives liability of Landlord for loss of property in premises and common areas.

5.3

Tenant shall not permit any objectionable or unpleasant odors, noises or sights to emanate or be visible from the Demised Premises, nor place or permit any radio, television, loudspeaker or amplifier on the roof or outside the Demised Premises or where the same can be seen or heard from outside the building or in the Common Area, nor take any other action which in the exclusive judgment of Landlord would constitute a nuisance or would disturb or endanger other tenants of the property or unreasonably interfere with their use of their respective premises; nor place an antenna, awning, aerial or other projection on the exterior of the Demised Premises.  Any such device installed without Landlord's prior written consent shall be subject to removal without notice and Landlord shall not be held liable for any loss or damage resulting from such removal.  Tenant shall not solicit business or distribute leaflets or other advertising material in the Common Area; nor do anything which would diminish or tend to injure the reputation of the property.

5.4

Tenant shall take good care of the Demised Premises and keep the same free from waste at all times.  Tenant shall keep the Demised Premises, service-ways and loading areas adjacent to the Demised Premises neat, clean and free from dirt, rubbish, insects and pests at all time, and shall store all trash and garbage within the Demised Premises, arranging for a regular pickup of such trash and garbage at Tenant’s expense.  Tenant shall not operate an incinerator or burn trash or garbage within the property.

5.5

Tenant hereby agrees to abide by all of the rules and regulations as set forth by the Landlord attached hereto as Exhibit "E" and as may be from time to time modified in the sole discretion of the Landlord for the safety, care and cleanliness of the premises and the preservation of the premises.  The rules and regulations attached hereto as Exhibit "E" are hereby expressly made a part of the attached Lease and Tenant agrees to obey all of the rules and regulations herein contained or as may be modified, added to or amended and published from time to time during the term of the Lease.

ARTICLE VI.  Maintenance and Repair of Premises

6.1

Landlord shall, at its expense, keep the foundation, the exterior walls (except plate glass windows, doors, door closure devices, window and door frames, molding, locks and hardware and painting or other treatment of same) and roof of the Demised Premises in good repair, except that Landlord shall not be required to make any repairs, occasioned by the willful act or negligence of Tenant, its agents, employees, subtenants, licensees and concessionaires, which repairs shall be timely made by Tenant at its sole expense.  In the event that the Demised Premises should become in need of repairs required to be made by Landlord hereunder, Tenant shall give immediate written notice thereof to Landlord and Landlord shall not be responsible in any way for failure to make any such repairs until a reasonable time shall have elapsed after delivery of such written notice.  Landlord's obligations hereunder is limited to repairs specified in this Article VI, Section 6.1 only, and Landlord shall have no liability for any damages or injury arising out of any condition or occurrence causing a need for such repairs.

6.2

Tenant shall keep and maintain the Demised Premises in good order, condition and repair, and except as provided in Paragraph 6.1 above and shall diligently provide all maintenance and promptly make all repairs or replacements becoming necessary during the term of this Lease including, but without limitation, maintenance, repairs or replacements of windows, doors, glass or plate glass (which shall be replaced with glass or plate glass of the same size and quality), light bulbs and tubes, electrical, fire sprinkler, plumbing and sewage lines and fixtures within the Demised Premises, and all heating, air conditioning and ventilating equipment and ducts and vents attached thereto, including any of such equipment which may, with Landlord's consent, be mounted on the roof of the building, all interior walls and finish work, floors and floor coverings, ceilings, interior downspouts, all dock lifts, dock conveyors, dock bumpers, truck doors, fire extinguishers and building appliances of every kind. Nothing herein is intended to relieve Tenant from and Tenant agrees to be responsible for the maintenance and repair or replacement of the heating, ventilating and air conditioning system.  Tenant shall keep the Demised Premises, sidewalks and loading areas adjacent thereto clean and free of all dirt and refuse.  Tenant shall provide at its own expense custodial service, insect and pest control service performed at intervals determined by Landlord, rubbish removal and all other services and supplies necessary to maintain the Demised Premises.

6.3

If any repairs required to be made by Tenant hereunder are not made within ten days after written notice delivered to Tenant by Landlord, Landlord may, at its option, make such repairs without liability to Tenant for any loss or damage which may result at its business by reason of such repairs, and Tenant shall pay to Landlord immediately upon demand as additional rental hereunder the cost of such repairs plus ten percent (10%) of the amount thereof and failure to do so shall constitute an event of default hereunder.  At the expiration of this Lease, Tenant shall surrender the Demised Premises in good condition, reasonable wear and tear and loss by fire or other casualty excepted and shall surrender all keys for the Demised Premises to Landlord.

6.4

Landlord shall have the option, at its sole discretion, of performing the regular monthly maintenance on the heating, ventilation and air conditioning (“HVAC”) unit(s) serving the Demised Premises throughout the term of this Lease.  Should Landlord elect to exercise the foregoing option, the Tenant’s proportional share of the costs therefore shall be added to the Common Area Maintenance Charge as set forth in Section 4.2 of this Lease.  In the event emergency or extraordinary repairs to the HVAC system of the Demised Premises are required, the total cost of such repairs shall be charged to the Tenant as additional rent.

6.5

In the event the Landlord does not exercise its election as set forth in Section 6.4 above, Tenant, at its sole cost and expense, shall maintain the heating, ventilation, and air conditioning ("HVAC") unit(s) serving the Demised Premises in good condition and repair throughout the term of this Lease.  As a part of its HVAC maintenance obligation, Tenant shall enter into an annual contract with an HVAC maintenance firm, fully licensed to repair and maintain HVAC equipment in Utah County, Utah, which contract shall provide that said firm shall:

(a)

regularly service the HVAC unit(s) serving the Demised Premises on a monthly basis, changing belts, filters and other parts as required;

(b)

perform emergency and extraordinary repairs on the HVAC unit(s); and

(c)

keep a detailed record of all services performed on the HVAC equipment serving the Demised Premises and prepare a yearly service report to be furnished to Tenant at the end of each calendar year.

Tenant shall furnish to Landlord at the end of each calendar year during the Lease Term, a copy of said yearly service report.  Not later than ten (10) days prior to the Commencement Date and annually thereafter, Tenant shall furnish to Landlord a copy of the HVAC maintenance contract described above, and proof that the annual charge for said maintenance contract has been paid.

6.6

Landlord’s Interference with Tenant.  In performing any repairs, replacements, alterations, or other work performed on or around the Premises, Landlord shall not cause unreasonable interference with the use of the Premises by Tenant.  Tenant has no right to an abatement of Rent nor any claim against Landlord for any inconvenience or disturbance resulting from Landlord’s activities performed in conformance with the requirement of this Section.

ARTICLE VII.  Alterations

7.1

Tenant shall not make any alterations, additions or improvements to the Demised Premises without the prior written consent of Landlord, except for the installation of unattached, movable trade fixtures which may be installed without drilling, cutting or otherwise defacing or damaging the Demised Premises.  All alterations, additions, improvements and fixtures (other than unattached, movable trade fixtures), which may be made or installed by either party upon the Demised Premises shall remain upon and be surrendered with the Demised Premises and become the property of Landlord at the termination of this Lease, unless Landlord requests their removal, in which event Tenant shall remove the same and restore the Demised Premises to their original condition at Tenant's expense.  Any linoleum, carpeting or other floor covering which may be cemented or otherwise affixed to the floor of the Demised Premises is a permanent fixture and shall become the property of Landlord without credit or compensation to Tenant.  Landlord reserves the right to review and approve any and all proposed plans and specifications with respect to any alterations, additions or improvements to the Demised Premises.

7.2

All construction work, including, without limitation, all alterations, additions and improvements, done by Tenant within the Demised Premises shall be performed in a good and workmanlike manner, in compliance with all governmental requirements, as amended from time to time, and the requirements of any mortgage, deed of trust, security deed, ground lease, or other agreement to which the Landlord may be a party and in such manner as to cause a minimum of interference with other construction in progress and with the transaction of business in the property.  Tenant shall immediately repair, at Tenant's expense, any and all portions of the property affected by such work.  Tenant agrees to indemnify Landlord and hold it harmless against any loss, liability or damage resulting from such work, and Tenant shall, if requested by Landlord, furnish bond or other security satisfactory to Landlord against any such loss, liability or damage.

7.3

Tenant agrees that all venting, opening, sealing, waterproofing or any altering of the roof shall be performed at Tenant's expense by a licensed roofing contractor approved in advance by Landlord in writing, and that when completed, Tenant shall furnish to Landlord a certificate from such roofing contractor that all those alterations have been completed in accordance with the plans and specifications therefore as approved by Landlord.

7.4

Tenant agrees that in the event any wiring may be required for telephone, appliances, office equipment or other purposes, the installation thereof shall be under the sole direction of Landlord; and without Landlord's consent and direction, no installation, boring or cutting for wires shall be permitted.

7.5

Landlord and Tenant expressly agree and acknowledge that no interest of Landlord in the Demised Premises or property shall be subject to any lien for improvements made by Tenant in or for the Demised Premises, and the Landlord shall not be liable for any lien for any improvements made by Tenant, such liability being expressly prohibited by the terms of this Lease.  In accordance with applicable laws of the State of Utah, Landlord has filed in the public records of Utah County, Utah, a public notice containing a true and correct copy of this paragraph, and Tenant hereby agrees to inform all contractors and materialmen performing work in for or supplying materials to the Demised Premises of the existence of said notice.  In the event any such lien is claimed against the Demised Premises or any portion of the property, then Tenant shall discharge same or transfer such lien to other security within twenty (20) days of written notice or otherwise remove any liens, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same.  Any amount paid by Landlord for any of the aforesaid purposes shall be reimbursed by Tenant to Landlord within ten (10) days of Landlord's demand therefore.

ARTICLE VIII.  Landlord's Rights; Use of Roof

8.1

Landlord shall have the right to enter upon the Demised Premises at any reasonable time for the purpose of inspecting the same, or to perform repairs to the Demised Premises, or perform repairs, alterations or additions to adjacent premises, or for showing the Demised Premises to prospective purchasers, lessees or lenders.

Further, Landlord shall have the right to enter upon the Demised Premises at any time in the event of an emergency without liability for any damage caused to the Demised Premises or Tenant's property upon such entry.

8.2

Use of the roof above the Demised Premises is reserved to Landlord.

8.3

In addition to other rights conferred by this agreement or by law, Landlord reserves the right to be exercised in Landlord's sole discretion to change the name of the project or the building; install and maintain a sign or signs on the exterior or interior of the building; change the street address of the building; designate all sources furnishing signs, sign painting and lettering; take all measures as may be necessary or desirable for the safety and protection of the Demised Premises, the building or the project; have pass keys to the building; repair, alter, add to, improve, build additional stories on or build adjacent to the building; close any skylights or windows; run necessary pipes, conduits and ducts through the Demised Premises; renovate, refurbish, relocate or modify the common areas; and carry on any work, repairs, alterations or improvements in, on or about the building or in the vicinity thereof. Tenant hereby waives any claim to damages or inconvenience caused by Landlord's exercise of any such rights.  This paragraph shall not be construed to alter or create any obligations of Landlord or Tenant with respect to repairs or improvements or other obligations provided herein.

ARTICLE IX.  Signs

9.1

Tenant identification shall be provided by Landlord in conformance to the signage standards for the building and local codes.  No additional signage shall be installed by Tenant.

            9.2       Tenant shall not, without Landlord's prior written consent; (a) make any changes to or paint the exterior of the Demised Premises; or (b) install any exterior lighting, decorations or paintings; or (c) erect or install any signs, window or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the Demised Premises.  All signs shall conform in all respects to the sign criteria established by Landlord for the property from time to time in the exercise of its sole discretion and shall be subject to the prior written approval of Landlord as to construction, method of attachment, size, shape, height, lighting, color and general appearance.  All signs shall be kept in good condition and in proper operating order at all times.

ARTICLE X.  Utilities

10.1

Landlord agrees to cause to be provided and maintained the necessary mains, conduits and other facilities necessary to supply water, electricity, telephone service and sewerage service to the building in which the Demised Premises is located.

10.2

Tenant shall promptly pay all charges for electricity, water, gas, telephone service, sewerage service and other utilities furnished to the Demised Premises and shall promptly pay any maintenance charges therefor.  Landlord may, if it so elects, furnish one or more utility services to Tenant, and in such event Tenant shall purchase the use of such services as are tendered by Landlord and shall pay on demand as additional rental the rates established therefore by Landlord, which rates shall not exceed the rates which would be charged for the same services if furnished directly by the local public utility companies.  Landlord may at any time discontinue furnishing any such service without obligation to Tenant other than to connect the Demised Premises to the public utility, if any, furnishing such service.

10.3

Landlord shall not be liable for any interruption or failure whatsoever in utility services to the Demised Premises from whatever cause.

ARTICLE XI.  Indemnify; Public Liability Insurance

and Fire and Extended Coverage Insurance

11.1

Landlord shall not be liable to Tenant or Tenant's employees, agents or visitors, or to any other person or entity whomsoever for any injury to person or damage to or loss of property on or about the Demised Premises or the Common Area caused by the negligence or misconduct of Tenant, its employees, subtenants, licensees or concessionaires, or any other person entering the property under the express or implied invitation of Tenant, or arising out of the use of the Demised Premises by Tenant and the conduct of its business therein, or arising out of any breach or default by Tenant in the performance of its obligations hereunder or resulting from any other cause except Landlord's negligence, and Tenant hereby agrees to indemnify Landlord and hold it harmless from any loss, expense or claims arising out of such damage or injury.

11.2

Tenant shall procure and maintain throughout the term of this Lease a policy or policies of insurance, at its sole cost and expense, insuring Tenant and both Landlord and Landlord's managing agent for the property against all claims, demands or actions arising out of or in connection with Tenant's use or occupancy of the Demised Premises and the Common Areas of the property, or by the condition of the Demised Premises, or the action of third parties upon the Demised Premises or Common Areas, the limits of such policy or policies to be in an amount not less than $1,000,000 in respect of injuries to or death of any one person, and in an amount not less than $1,000,000 in respect to any one accident or disaster, and in an amount not less than $100,000 in respect of property damaged or destroyed.  Tenant shall also procure and maintain throughout the term of this Lease a policy or policies of insurance, at its sole cost and expense, insuring against products liability, business interruptions, vandalism and malicious mischief.  All such insurance shall be written by insurance companies authorized to issue such insurance coverage in the State of Utah.  Tenant's insurer and the contents of Tenant's insurance policy or policies shall in each instance be subject to Landlord's reasonable approval.  Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least ten (10) days prior to cancellation of such insurance.  Duplicate original copies of such policies or duly executed certificates of insurance shall be promptly delivered to Landlord and renewals thereof as required shall be delivered to Landlord at least thirty (30) days prior to the expiration of the respective policy terms.  Tenant's failure to comply with the foregoing requirements relating to insurance shall constitute an event of default hereunder.  In addition the remedies provided in Article XVII of this Lease, Landlord may, but is not obligated to, obtain such insurance, and Tenant shall pay to Landlord upon demand as additional rental the premium cost thereof plus interest at the rate of twelve percent (12%) per annum from the date of payment by Landlord until repaid by Tenant.

11.3

Landlord and Tenant agree and covenant that neither shall be liable to the other for loss arising out of damage to or destruction of the Demised Premises or contents thereof when such loss is caused by any perils including within standard fire and extended coverage insurance policy of the state of which the Demised Premises is situated, provided payment is made on the insurance claim for such loss.  This waiver of liability to the extent of insurance coverage shall be binding whether or not such damage or destruction be caused by negligence of either party or their agents, employees or visitors.

11.4

Tenant agrees to pay, as additional rent during the term of this Lease, its proportionate share of Landlord's costs of carrying special risk or its equivalent insurance, liability insurance, or any other insurance covering the property or any portion thereof (collectively, the "Insurance").  During each month during the term of this Lease, Tenant shall make to Landlord, a monthly payment (the "Insurance Payment") equal to one-third (1/6th)(17%) of Tenant's proportionate share of the cost of the Insurance which will be due and payable for that particular year.  Tenant authorizes Landlord to use the funds deposited by Tenant with Landlord under this Article XI, Section 11.4 to pay for the cost of such insurance.  Each such Insurance Payment shall be due and payable at the same time and in the same manner as the payment of Minimum Guaranteed Rental as provided herein.  The amount of the initial monthly Insurance Payment will be that amount set out in Article I, Section 1.1(k) above. The initial monthly Insurance Payment is based upon Tenant's proportionate share of the estimated cost of Insurance for the year of the execution of this Lease, and such monthly Insurance Payment is subject to increase or decrease as determined by Landlord to reflect an accurate monthly payment of Tenant's estimated proportionate share of the cost of Tenant's Insurance.  Tenant's Insurance Payment shall be reconciled annually.  If Tenant's total annual Insurance Payments are less than Tenant's actual pro rata share of the Insurance costs, Tenant shall pay to Landlord upon demand the difference.  If the total annual Insurance Payments are more than Tenant's actual pro rata share of the Insurance costs, Landlord shall retain such excess and credit it to future Insurance Payments due from Tenant.  Tenant's proportionate share of the cost of Insurance shall be computed by multiplying the cost of Insurance by a fraction, the numerator of which shall be the number of square feet of floor space in the Demised Premises and the denominator of which shall be the number of gross leasable square feet in the property.

ARTICLE XII.  Non-Liability for Certain Damages

12.1

Landlord and Landlord's agents and employees shall not be liable to Tenant or any other person or entity whomsoever for any injury to person or damage to property caused by the Demised Premises or other portions of the property becoming out of repair or by defect in or failure of equipment, pipes or wiring, or broken glass or by the backing up of drains, or by gas, water, steam, electricity or oil leaking, escaping or flowing into the Demised Premises, nor shall Landlord be liable to Tenant or any other person or entity whomsoever for any loss or damage that may be occasioned by or through the acts or omissions of other tenants of the property or of any other persons or entities whomsoever, excepting only duly authorized employees and agents of Landlord.  Tenant shall indemnify and hold Landlord harmless from any loss, cost, expense or claims arising out of such injury or damage referred to in this Article XII, Section 12.1.

ARTICLE XIII.  Damages by Casualty

13.1

Tenant shall give immediate written notice to Landlord of any damage caused to the Demised Premises by fire or other casualty.

13.2

(a) In the event that the Demised Premises shall be damaged or destroyed by fire or other casualty insurable under the standard fire and extended coverage insurance, and Landlord does not elect to terminate this Lease as hereinafter provided Landlord shall proceed with reasonable diligence and at its sole cost and expense to rebuild and repair the Demised Premises, subject to the provisions of Section 13.3 of this Article.  If the building in which the Demised Premises are located shall (i) be destroyed or substantially damaged by a casualty not covered by Landlord's insurance; or (ii) be destroyed or rendered untenantable to an extent in excess of fifty percent (50%) of the first floor area by a casualty covered by Landlord's insurance; or (iii) be damaged to such extent that the remaining term of this Lease is not sufficient to amortize the cost of reconstruction, then Landlord may elect either to terminate this Lease as hereinafter provided or to proceed to rebuild and repair the Demised Premises, subject to the provisions of Section 13.3 of this Article.  Should Landlord elect to terminate this Lease, Landlord shall give written notice of such election to Tenant within ninety (90) days after the occurrence of such casualty.  If Landlord should not elect to terminate this Lease, Landlord shall proceed with reasonable diligence and at its sole cost and expense to rebuild and repair the Demised Premises, subject to Section 13.3 of this Lease.

(b) If any portion of the Premises shall be rendered untenable, in Tenant’s reasonable judgment, for the use and occupancy thereof by Tenant for the conduct of its business operations as a result of any damage or destruction, or if Tenant reasonably shall anticipate that the repair and restoration of any such damage or destruction shall not be completed within ninety (90) days after the date of the damage or destruction and Landlord shall not have provided Tenant with temporary substitute premises acceptable to Tenant, in Tenant’s reasonable judgment, then Tenant may elect to terminate this Lease by delivery of notice to Landlord within thirty (30) days after the date of such damage or destruction.

13.3

Landlord's obligation to rebuild and repair under this Article XIII shall in any event be limited to restoring the Demised Premises to substantially the condition in which the same existed prior to the casualty, and shall be further limited to the extent of the insurance proceeds available to Landlord for such restoration.

13.4

Except as otherwise provided in section 13.1(b) Tenant agrees that during any period of reconstruction or repair of the Demised Premises it will continue the operation of its business within the Demised Premises to the extent practicable.  During the period from the occurrence of the casualty until Landlord's repairs are completed, the Minimum Guaranteed Rental shall be reduced to such extent as may be fair and reasonable under the circumstances.

ARTICLE XIV.  Eminent Domain

14.1

In the event more than twenty percent (20%) of the floor area of the Demised Premises should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or by private purchase in lieu thereof, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective on the date physical possession is taken by the condemning authority.

14.2

In the event less than twenty percent (20%) of the floor area of the Demised Premises should be taken as aforesaid, this Lease shall not terminate; however, the Minimum Guaranteed Rental payable hereunder during the unexpired portion of this Lease shall be reduced in proportion to the area taken, effective on the date physical possession is taken by the condemning authority.  Following such partial taking, Landlord shall make all necessary repairs or alterations necessary to make the Demised Premises an architectural whole.

14.3

If any part of the Common Area shall be taken as aforesaid, this Lease shall not terminate, nor shall the rental payable hereunder be reduced, except that either Landlord or Tenant may terminate this Lease if the area of the Common Area remaining following such taking plus any additional parking area provided by Landlord in reasonable proximity to the property shall be less than seventy percent (70%) of the area of the Common Area immediately prior to the taking.  Any election to terminate this Lease in accordance with this provision shall be evidenced by written notice of termination delivered to the other party within thirty (30) days after the date physical possession is taken by the condemning authority.

14.4

All compensation awarded for any taking (or the proceeds of private sale in lieu thereof) of the Demised Premises or Common Area shall be the property of Landlord, and Tenant hereby assigns its interest in any such award to Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for loss of business or for the taking of Tenant's fixtures and other property if a separate award for such items is made to Tenant.

ARTICLE XV.  Assignment and Subletting

15.1

Tenant shall not assign or in any manner transfer this Lease or any estate or interest therein, or sublet the Demised Premises or any part thereof, or grant any license, concession or other right to occupy any portion of the Demised Premises without the prior written consent of Landlord. Consent by Landlord to one or more assignments or sublettings shall not operate as a waiver of Landlord's rights as to any subsequent assignments and sublettings.  Notwithstanding any assignment or subletting, Tenant and any guarantor of Tenant's obligations under this Lease shall at all times remain fully responsible and liable for the payment of the rental herein specified and for compliance with all of Tenant's other obligations under this Lease.

15.2

In the event of the transfer and assignment by Landlord of this interest in this Lease, the building containing the Demised Premises, or the property to a person expressly assuming Landlord's obligations under this Lease, Landlord shall thereby be released from any further obligations thereunder, and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations.  Any Security Deposit or other security given by Tenant to secure performance of Tenant's obligations hereunder may be assigned and transferred by Landlord to such successor in interest, and Landlord shall thereby be discharged of any further obligation relating thereto.

15.3

Tenant shall not mortgage, pledge or otherwise encumber its interest in this Lease or in the Demised Premises.

15.4

Landlord's consent to assignment and subletting which is required under Article XV, Section 15.1 of this Lease shall not be unreasonably withheld by Landlord if (i) such transfer does not result in a material or substantial reduction in the quality and type of business operation which Tenant has conducted theretofore within the Demised Premises, (ii) the business to be conducted by such successor shall in all respects be in accordance with the provisions of this Lease including, without limitation, the requirements relating to Tenant's permitted use of the Demised Premises, and (iii) such successor shall have a net worth which is substantially similar to that of Tenant.  Tenant agrees to promptly provide Landlord with such information regarding such proposed assignee or subtenant and regarding any proposed alterations of the Demised Premises which will be required in connection with such assignment or subletting.  In no event shall any sublease or assignment be made or allowed which would in any way violate any then exclusive use provisions granted to or any other tenants or occupants of the property.  Any assignment or sublease shall comply with all applicable laws.  In the event that Landlord consents to any such assignment or subletting, such successor shall assume in writing, in a form reasonably satisfactory to Landlord, all of Tenant's obligations hereunder.

15.5

Any subtenant or assignee of Tenant shall be required to pay all sums due from such subtenant or assignee directly to Landlord.  In addition, Landlord reserves the right to retain any excess rental or other consideration paid by any assignee or sublessee of Tenant over the Minimum Guaranteed Rental required from Tenant under the terms of this Lease.  Any acceptance of rent by Landlord from an unauthorized assignee or sublessee of Tenant, or Landlord permitting such unauthorized assignee or sublessee to remain in possession of the Demised Premises for any length of time, shall not be deemed consent by Landlord to any such assignment or sublessee or waiver of any breach of the provisions of this Lease by Tenant.

15.6

The sale, issuance or transfer of a majority of the voting capital stock of Tenant (if Tenant be a non-public corporation) shall be deemed to be an assignment of this Lease within the meaning of this Article.

ARTICLE XVI.  Property Taxes

16.1

Tenant shall be liable for all taxes levied against personal property and trade fixtures placed by Tenant in or about the Demised Premises.  If any such taxes are levied against Landlord or Landlord's property and if Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of personal property and trade fixtures placed by

Tenant in or about the Demised Premises and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

16.2

Tenant agrees to pay:

(a)

As additional rent during the term of this Lease, its proportionate share of "Taxes" (as hereinafter defined).  For purposes hereof, the term "Taxes" shall include all real estate taxes, assessments for public improvements, water and sewer charges (except for such water and sewer charges which are measured by the consumption of the actual user of the item or service for which such charge is made) and all other governmental levies, surcharges and charges of every kind and nature whatsoever, general and special, extraordinary as well as ordinary, foreseen and unforeseen, and each and every installment thereof, which shall during the term of this Lease be levied, assessed or imposed upon the land, buildings or other improvements composing the property or any portion thereof, including interest on such installment payments and all reasonable costs, expenses and attorneys', accountants', consultants', and appraisers' fees incurred by Landlord in contesting such taxes or in negotiating with the taxing authorities with respect to the same.  During each month of the term of this Lease, Tenant shall pay to Landlord a monthly payment (the "Tax Payment") equal to one-third (1/6th) (17%) of Tenant's proportionate share of the Taxes which will be due and payable for that particular year.  Tenant authorizes Landlord to use the funds deposited by Tenant with Landlord under this Article XVI, Section 16.2(a) to pay the Taxes.  Each such monthly Tax Payment shall be due and payable at the same time and manner as the payment of Minimum Guaranteed Rental as shall be that amount set out in Article I, Section 1.1(l) above.  The initial Tax Payment is based upon Tenant's proportionate share of the estimated amount of Taxes for the year of the execution of this Lease, and such monthly Tax Payment is subject to increase or decrease as determined by Landlord to reflect an accurate monthly payment of Tenant's estimated proportionate share of the Taxes. Tenant's Tax Payment shall be reconciled annually.  If Tenant's total annual Tax Payments are less than Tenant's actual pro rata share of the Taxes, Tenant shall pay to Landlord upon demand the difference. If the total annual Tax Payments are more than Tenant's actual pro rata share of the Taxes, Landlord shall retain such excess and credit it to future Tax Payments due from Tenant.  Tenant's proportionate share of the taxes shall be computed by multiplying the Taxes by a fraction, the numerator of which shall be the number of square feet of floor area in the Demised Premises and the denominator of which shall be the number of gross leasable square feet of the Demised Premises and such other portions of the property which are so assessed with the Demised Premises.  For any tax year during which this Lease is not in effect for the entire tax year, the proportionate share of Taxes payable by Tenant hereunder shall be prorated on a daily basis based on the number of days in such tax year that this Lease is in effect.

(b)

Tenant shall also be liable for and shall pay on or before when due all taxes, assessments, impositions or charges levied on or with respect to or based on the rents payable under this Lease and Tenant shall provide Landlord with copies of receipts evidencing payment of all such rent and taxes; provided, however, that Tenant shall not be responsible for any inheritance, estate, succession, transfer, gift, franchise, corporation, income or profit tax that is or may be imposed upon Landlord.  In addition, Tenant shall be liable for and shall pay on or before when due all taxes levied against personal property and fixtures in the Demised Premises.

(c)

Tenant may, alone or along with any other tenants of the property, at its or their sole cost and expense and in its or their own name(s), dispute and contest any "Taxes" by appropriate proceedings diligently conducted in good faith, but only after Tenant and all other tenants, if any, joining with Tenant in such contest have deposited with Landlord the amount so contested and unpaid, or their proportionate shares thereof as the case may be, which shall be held by Landlord without obligation for interest until the termination of the proceedings, at which time the amount(s) deposited shall be applied by Landlord toward the payment of the items held valid (plus any court costs, interest, penalties and other liabilities associated with the proceedings), and Tenant's share of any excess deposit shall be returned to Tenant.  Tenant further agrees to pay to Landlord upon demand Tenant's share (as among all tenants who participated in the contest) of all court costs, interest, penalties and other liabilities relating to such proceedings.  Tenant hereby indemnifies and agrees to hold harmless the Landlord from and against any cost, damage or expense (including attorneys' fees) in connection with any such proceedings.

16.3.

If Tenant should fail to pay any taxes, assessments, or governmental charges required to be paid by Tenant hereunder, then in addition to any other remedies provided herein, Landlord may, if it so elects, pay such taxes, assessments, and governmental charges.  Any sums so paid by Landlord shall accrue interest from the date of payment by Landlord until repaid by Tenant, with such interest to be at the lesser of (i) the maximum legal rate allowed by law, or (ii) ten  percent (18%) per annum, and such sums so paid by Landlord, together with such interest accrued thereon, shall be due and payable on demand and shall be deemed to be additional rental due hereunder.

ARTICLE XVII.  Default by Tenant and Remedies

17.1

The following events shall be deemed to be events of default by Tenant under this Lease:

(a)

Tenant shall fail to pay when due any installment of rental or any other sums required to be paid by Landlord as herein provided.

(b)

Tenant shall fail to occupy the Demised Premises within thirty (30) days of written notice by Landlord that the premises are substantially completed in accordance with this Lease or shall later abandon the Premises.

(c)

Tenant shall fail to comply with any term, provision or covenant of this Lease, other than the payment of rental or expenses demanded by the Landlord, and shall not cure such failure within ten (10) days after written notice thereof to Tenant; provided that if the appropriate cure should reasonably require more than ten days, then Tenant shall have a reasonable period of time to complete said cure, so long as Tenant commences the cure within said ten day period and proceeds diligently to completion of same.

(d)

Tenant or any guarantor of Tenants obligations under this Lease shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

(e)

Tenant or any guarantor of Tenant's obligations under this Lease shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statue of the United States or any State thereof; or Tenant or any guarantor of Tenant's obligations under this Lease shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or any guarantor of Tenant's obligations under this Lease.

(f)

A receiver or Trustee shall be appointed for Tenant's interest in the Demised Premises or for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations under this Lease.

(g)

Tenant shall do or permit to be done anything which creates a lien upon the Demised Premises.

(h)

The business operated by Tenant in the Demised Premises shall be closed by governmental or court order for failure to pay any State sales tax as required or for any other reason.

17.2

Upon the occurrence of any such events of default, Landlord shall have the option to pursue any one or more of the following remedies without any further notice of demand whatsoever:

(a)

Terminate this Lease, in which event Tenant shall immediately surrender the Demised Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages rental, enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying said premises or any part thereof, without being liable for prosecution or any claim of damages therefore.

(b)

Enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying said premises or any part thereof, without being liable for prosecution or any claim for damages therefore, with or without having terminated this Lease.  Tenant shall remain liable for any and all Monthly Payments, rent and other charges hereunder.

(c)

Enter upon the Demised Premises without being liable for prosecution or any claim for damages therefore, and do whatever Tenant is obligated to do under the terms of this Lease, and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action.  Any sums so paid by Landlord shall accrue interest from the date of payment by Landlord until repaid by Tenant, with such interest to be at the maximum legal rate allowed by law, and such sums so paid by Landlord, together with accrued interest thereon, shall be due payable upon demand and shall be deemed to be additional rental due hereunder.

(d)

Alter all locks and other security devices at the Demised Premises without terminating this Lease.

(e)

Bring suit for the collection of rents or any damages resulting from Tenant's default without entering into possession of the Demised premises or voiding this Lease.

17.3

Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Demised Premises by Tenant whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant.  No alteration of locks or other security devices and no removal or other exercise of dominion by Landlord over the property of Tenant or others at the Demised Premises shall be deemed unauthorized or constitute a conversion, Tenant hereby consenting, after any event of default, to the aforesaid exercise of dominion over Tenant's property within the Demised Premises.  All claims for damages by reason of such re-entry and/or repossession and/or alteration of locks or other security devices are hereby waived, as are all claims for damages by reason of any distress warrant, forcible detainer proceedings, sequestration proceedings or other legal process.  Tenant agrees that any re-entry by Landlord may be pursuant to judgment obtained in forcible detainer proceedings or other legal proceedings as Landlord may elect, and Landlord shall not be liable in trespass or otherwise.

17.4

In the event Landlord elects to terminate this Lease by reason of an event of default, then notwithstanding such termination, Tenant shall be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, the sum of all rental and other indebtedness accrued to date of such termination plus, as damages, an amount equal to the difference between (i) the total Minimum Guaranteed Rental, computed as stated below in Section 17.6) plus Tenant's Common Area Maintenance Charge, Insurance Payment and Tax Payment hereunder for remaining portion of the Lease Term (had such term not been terminated by Landlord prior to the date of expiration stated in Article I) and (ii) the then present value of the then fair market rental value of the Demised Premises for such period.

17.5

In the event that Landlord elects to repossess the Demised Premises without terminating this Lease, then Tenant shall be liable for and shall pay to Landlord at the address specified for notice to Landlord herein all rental and other indebtedness accrued to the date of such repossession, plus Landlord may accelerate to the date of default all monthly payments required to be paid by Tenant to Landlord during the remainder of the Lease Term as stated in Article I.  Said amount may be calculated by the approximation of historical costs of said amount to the remainder of the Lease.  That amount may be offset by any actual net sums thereafter received by Landlord through reletting the Demised Premises during said period (after deducting expenses incurred by Landlord as provided in Article XVII, Section 17.7 hereof).  In no event shall Tenant be entitled to any excess of any rental obtained by reletting over and above the rental herein reserved.  Actions to collect amounts due by Tenant to Landlord as provided in this Article XVII, Section 17.7 may be brought from time to time, on one or more occasions, without the necessity of Landlord's waiting until expiration of the Lease Term.

17.6

In case of any event of default or breach by Tenant, Tenant shall also be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, in addition to any sum provided to be paid above brokers' fees incurred by Landlord in connection with reletting the whole or any part of the Demised Premises; the costs of removing and storing Tenant's or other occupant's property; the costs of repairing, altering, remodeling or otherwise putting the Demised Premises into condition acceptable to a new tenant or tenants; and all reasonable expenses incurred by Landlord in enforcing or defending Landlord's rights and/or remedies, including reasonable attorneys' fees (at all tribunals, before and during trial and on appeal).

17.7

In the event of termination or repossession of the Demised Premises for an Event of Default, Landlord shall attempt to relet the Demised Premises, or any portion thereof, to collect rental after reletting; and in the event of reletting, Landlord may relet the whole or any portion of the Demised Premises, as agent for Tenant or for Landlord's own account, for any period to any tenant and for any use and purpose.  Landlord shall owe no duty or obligation to Tenant if Landlord attempts to relet the Demised Premises or attempts in any way to mitigate Landlord's damages in the event of termination or repossession of the Demised Premises for an Event of Default.

17.8

If Tenant should fail to make any payment as due or cure any default hereunder within the time herein permitted, Landlord without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other default for the account of Tenant (and enter the Demised Premises for such purpose), and hereupon Tenant shall be obligated to, and hereby agrees, to pay Landlord, upon demand, all costs, expenses and disbursements (including reasonable attorneys' fees at all tribunals, including appeals) incurred by Landlord in taking such remedial action.  All rental amounts and any other charges and expenses to be paid by Tenant to Landlord hereunder which are not paid when due shall bear interest at the maximum interest rate then allowable under the laws of the State of Utah and such interest charge shall accrue from the date payment is due until the date paid.

17.9

Upon receipt from Tenant of the sum stated in Article I, Section 1.1(m) above (the "Security Deposit"), such sum shall be held by Landlord without interest as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that such deposit is not an advance payment of rental or a measure of Landlord's damages in case of default by Tenant.  Said deposit shall be held by Landlord without payment of interest, as security for the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease by Tenant to be kept and performed during the terms hereof.  If at any time during the term of this Lease, any of the rental herein reserved shall be overdue and unpaid, then Landlord may, at the option of Landlord (but Landlord shall not be required to) appropriate and apply any portion of the Security Deposit to the payment of any such overdue rental or other sum.  In the event of the failure of Tenant to keep and perform any of the terms, covenants and conditions of this Lease to be kept and performed by Tenant, then Landlord at its option may appropriate and apply the Security Deposit, or so much thereof as may be necessary, to compensate the Landlord for loss or damage sustained or suffered by Landlord due to such breach on the part of Tenant.  Should the Security Deposit, or any portion thereof, be appropriated and applied by Landlord for the payment of overdue rental or other sums due and payable to Landlord by Tenant hereunder, then Tenant shall, upon the written demand of Landlord, forthwith remit to Landlord a sufficient amount in cash to restore the Security Deposit to the original sum deposited, and Tenant's failure to do so within five (5) days after receipt of such demand shall constitute an event of default under this Lease.  Should Tenant comply with all of the terms, covenants and conditions of this Lease and promptly pay all of the rental herein provided for as it falls due and all other sums payable by Tenant to Landlord hereunder, the Security Deposit (less any sums incurred or expended by Landlord in cleaning and restoring the Demised Premises) shall be returned to Tenant at the end of the Lease Term or upon the earlier termination of this Lease.

17.10

Landlord’s Default; Tenant’s Remedies.  In the event of any failure by Landlord to perform any Term, condition, covenant or obligation of this Lease on the part of Landlord to be performed within thirty (30) days after the date on which Landlord receives from Tenant notice specifically describing such failure, Tenant (in addition to all other remedies to which Tenant may be entitled under this instrument or at law or in equity) may cure such default by Landlord on behalf of, and at the sole cost and expense of, Landlord.  Landlord shall reimburse Tenant for its costs and expenses in connection therewith within thirty (30) days after Tenant’s delivery to Landlord of an invoice therefor.  If the failure or default cannot be corrected within the thirty (30) day time period, Tenant may terminate the lease with thirty (30) days written notice to Landlord. The foregoing notwithstanding, if Landlord shall exercise in good faith diligent efforts within such thirty (30) day period to cure the failure specified in the notice but shall not be able to do so because of acts of God, riots, or labor strikes or other circumstances beyond reasonable control of Landlord, then any such failure shall not be considered a default of this Lease by Landlord so long as Landlord shall continue to exercise in good faith such diligent efforts to cure such failure and shall do so within a reasonable period of time.

In the event of any default by Landlord, Tenant's exclusive remedy shall be an action for damages (Tenant hereby waiving the benefit of any laws granting it a lien upon the property of Landlord and/or upon rent due Landlord), but prior to any such action Tenant will give Landlord written notice specifying such default with particularity, and Landlord shall have a period of thirty (30) days following the date of such notice in which to commence the appropriate cure of such default.  Unless and until Landlord fails to commence and diligently pursue the appropriate cure of such default after such notice or complete same within a reasonable period of time, Tenant shall not have any remedy or cause of action by reason thereof.  All obligations of Landlord hereunder will be construed as covenants, not conditions; and all such obligations will be binding upon Landlord only during the period of its possession of the property and not thereafter.

The term  "Landlord" shall mean only the owner, for the time being of the property and in the event of the transfer by such owner of its interest in the property, such owner shall thereupon be released and discharged from all covenants and obligations of Landlord thereafter accruing, but such covenants and obligations shall be binding during the Lease Term upon each new owner for the duration of such new owner's ownership.

Notwithstanding any other provision hereof, Landlord shall not have any personal liability hereunder.  In the event of any breach or default by Landlord of term or provision of this Lease, Tenant agrees to look solely to the equity or interest then owned by Landlord in the land and improvements which constitute the property; however, in no event, shall any deficiency judgment or any money judgment of any kind be sought or obtained against any party Landlord.

17.11

In the event that Landlord shall have taken possession of the Demised Premises pursuant to the authority herein granted, then Landlord shall have the right to keep in place and use all of the furniture, fixtures and equipment at the Demised Premises, including that which is owned by or leased to Tenant, at all times prior to any foreclosure thereon by Landlord or repossession thereof or third party having a lien thereon.  Landlord shall also have the right to remove from the Demised Premises (without the necessity of obtaining a distress warrant, writ of sequestration or other legal process) all or any portion of such furniture, fixtures, equipment and other property located thereon and place same in storage at any premises within the County in which the Demised Premises is located; and in such event, Tenant shall be liable to Landlord for costs incurred by Landlord in connection with such removal and storage and shall indemnify and hold Landlord harmless from all loss, damage, cost, expense and liability in connection with such removal and storage.  Landlord shall also have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") claiming to be entitled to possession thereof who presents to Landlord a copy of any instrument represented to Landlord by Claimant to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity of said instrument's copy of Tenant's or Tenant's predecessor's signature thereon and without the necessity of Landlord's making any nature of investigation or inquiry as to the validity of the factual or legal basis upon which Claimant purports to act.  Tenant agrees to indemnify and hold Landlord harmless from all cost, expense, loss, damage and liability incident to Landlord's relinquishment of possession of all or any portion of such furniture, fixtures, equipment or other property to Claimant.  The rights of Landlord herein stated shall be in addition to any and all other rights which Landlord has or may hereafter have at law or in equity, and Tenant stipulates and agrees that the rights herein granted Landlord are commercially reasonable. Landlord shall in no event be liable to Tenant, including without limitation, liability for trespass or conversion, with respect to any actions taken pursuant to this Section 17.11.

ARTICLE XVIII.  Landlord's Lien

18.1

To secure the payment of all rental and other sums of money due and to become due hereunder and the faithful performance of this Lease by Tenant, Tenant hereby gives to

Landlord an express first and prior contract lien and security interest on all property now or hereafter acquired, (including fixtures and equipment) but specifically excluding all proceeds of any insurance which may accrue to Tenant by reason of destruction of or damage to any such property.  Such property shall not be removed therefrom without the written consent of Landlord until all arrearages in rental and other sums of money then due to Landlord hereunder shall be cumulative thereto.  Upon the occurrence of an event of default, this lien may be foreclosed with or without court proceedings by public or private sale, provided Landlord gives Tenant at least fifteen (15) days written notice of the time and place of said sale, and Landlord shall have the right to become the purchaser, upon being the highest bidder at such sale.  Contemporaneous with the execution of this Lease (and if requested hereafter by Landlord), Tenant shall execute and deliver to Landlord Uniform Commercial Code financing statements in sufficient form so that when properly filed, the security interest hereby given shall thereupon be perfected.  If requested hereafter by Landlord, Tenant shall also execute and deliver to Landlord Uniform Commercial Code financing statement change instruments in sufficient form to reflect any proper amendment or modification in or extension of the aforesaid contract lien and security interest hereby granted.  Landlord shall, in addition to all of its rights hereunder, also have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted in the State in which the Demised Premises are located.  To the extent permitted by law, this Lease shall constitute a security agreement under Article 9 of the Uniform Commercial Code.  Tenant shall deliver to Landlord at least annually, a complete list of all equipment, fixtures, furniture, office items and other goods held in the Demised Premises.  Tenant agrees Landlord may file this Agreement or a separate financing as it deems necessary to perfect this security interest.

ARTICLE XIX.  Holding Over

19.1

In the event Tenant remains in possession of the Demised Premises after the expiration of this Lease and without the execution of a new lease or any extension or renewal hereof, Landlord reserves the right to declare this Lease renewed under the terms and conditions of this Lease.  In the alternative, Landlord may demand of Tenant for every month Tenant remains in possession two hundred percent (200%) of the greater (i) the then market rental rate for the Demised Premises or (ii) the Minimum Guaranteed Rental paid by Tenant under the terms of this Lease immediately prior to the expiration hereof, with resulting tenancy constituting a tenancy at sufferance.  In the event that Tenant executes a new lease within sixty (60) days after the expiration of the term of this Lease, then Tenant's occupancy of the Demised Premises during such sixty (60) day period shall be governed by the terms and provisions of said new Lease.

ARTICLE XX.  Subordination and Park Covenants

20.1

Tenant accepts this Lease subject and subordinate to any mortgage, ground lease or other lien presently existing or hereafter created upon the Demised Premises or the property, and to any renewals and extensions thereof, but Tenant agrees that any mortgagee, ground lessor or other lien or shall have the right at any time to subordinate this Lease to any mortgage, ground lease or other lien hereafter placed upon the Demised Premises or the property, and Tenant agrees upon demand to execute such further instruments subordinating this Lease as Landlord may request.

Further, Tenant agrees to attorn to any successor-in-interest of Landlord and to execute an instrument evidencing such agreement upon request by Landlord.  The terms of this Lease are subject to approval by the lender providing the permanent financing for the property and such approval is a condition precedent to Landlord's obligations hereunder.

              20.2     If the project is located in, is part of, or subsequent to the date hereof is incorporated into any office park, industrial park, business park or similar entity (the "Park"), this Lease shall be subject to all of the terms, covenants, restrictions, development criteria or other such regulations for the Park (the "covenants").  Tenant hereby accepts its leasehold estate subject to such covenants and agrees to conform and comply with all provisions contained therein or to allow Landlord or the deliriant of the covenants to fulfill all obligations imposed pursuant thereto.  Any failure by Tenant to comply with such covenants shall constitute a default under this Lease.  Tenant shall pay, as part of the operating expenses for the project, its proportionate share of any costs imposed upon the project as a result of the project's association with the Park including, but not limited to, owner's association fees, and maintenance costs and real estate taxes associated with any common areas of the Park.

ARTICLES XXI.  Notices

21.1

Wherever any notice is required or permitted hereunder, such notice shall be in writing.  Any notice of document required or permitted to be delivered hereunder shall be deemed to be delivered (whether actually received or not) when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, Return Receipt Requested, or when transmitted by special courier or express mail service furnishing evidence of delivery, addressed to the parties hereto at the respective addresses set out in Article I, Section 1.1 above, or at such other addresses as they may have hereafter specified by written notice given in accordance with this Section 21.1.

21.2

If and when included within the term "Landlord" as used in this instrument there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such notices specifying some individual at some specific address for the receipt of all notices and payments to Landlord.  If and when included within the term "Tenant" as used in this instrument there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such notices, specifying some individual at some specific address for the receipt of all notices and payments to Tenant.  All parties included within the term "Landlord" and "Tenant" respectively, shall be bound by notices and payments given in accordance with the provisions of this Article, to the same effect as if each had received such notice or payment.

21.3

Tenant makes the following representations to Landlord on which Landlord is entitled to rely in executing this Lease:  (i)  Tenant is a Limited Liability Company, duly organized and existing under the laws of the State of Utah, and has the power to enter into this Lease and the transaction contemplated hereby and to perform its obligations hereunder, and by proper resolution the signatory hereto has been duly authorized to execute and deliver this Lease; and (ii)  the execution, delivery and performance of this Lease and the consummation of the transactions herein contemplated shall not conflict with or result in the violation of, breach of, or a default under Tenant's articles of incorporation or bylaws or partnership agreements, as amended, or any indenture, mortgage, deed of trust, note, security agreement or other agreement or instrument to which Tenant is a party or by which it is bound or to which any of its properties is subject.

ARTICLE XXII.  Late Charges

22.1

In the event Tenant fails to pay the Landlord when due any installment of rental or other sum to be paid to Landlord which may become due hereunder, Landlord will incur additional expenses in an amount not readily ascertainable and which has not been elsewhere provided for between Landlord and Tenant.  Therefore, if Tenant should fail to pay Landlord when due any monthly payment or other sum to be paid hereunder, Tenant will pay Landlord a late charge of five (5%) percent thereof.  Failure to pay such late charge upon demand therefore shall be an event of default hereunder.  Provision for such late charge shall be in addition to all other rights and remedies available to Landlord hereunder or at law or in equity and shall not be construed as liquidated damages or limiting Landlord's remedies in any manner.

ARTICLE XXIII.  Miscellaneous

23.1

Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between parties hereof, it being understood and agreed that neither the method of computation of rental, nor any other provisions contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant. Whenever herein the singular number is used, the same shall include the plural, and words of any gender shall include each other gender.

23.2

The captions used herein are for convenience only and do not limit or amplify the provisions hereof.

23.3

One or more waivers of any covenant, term or condition of this Lease by Landlord shall not be construed as a waiver of subsequent breach of the same covenant, term or condition. The waiver by Landlord of a breach hereunder shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition.  The consent or approval by Landlord to or of any act by Tenant requiring such consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act.

23.4

Whenever a period of time herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other causes of any kind whatsoever which are beyond the reasonable control of Landlord.  At any time when there is outstanding a mortgage, ground Lease or similar security instrument covering Landlord's interest in the Demised Premises, Tenant may not exercise any remedies for default by Landlord hereunder unless and until the holder of the indebtedness secured by such mortgage, ground lease or similar security instrument shall have received written notice of such default and a reasonable time for curing such default shall thereafter have elapsed.  Except as otherwise provided above, time shall be of the essence of this Lease.

23.5

Landlord agrees that if Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, at all times during the continuance of this Lease have the peaceable and quiet enjoyment and possession of the Demised Premises.

23.6

Landlord and Tenant each represent and warrant one to the other that except as may be hereinafter set forth, neither of them has employed any broker in connection with the negotiations of the terms of this Lease or the execution thereof.  Landlord and Tenant hereby agree to indemnify and to hold each other harmless against any loss, expense or liability with respect to any claims for commissions or brokerage fees arising from or out of any breach of the foregoing representation and warranty.  Landlord recognizes   Ben Richardson   as the broker exclusively representing Tenant. Landlord is exclusively represented by Coldwell Banker Commercial Advisors Ben Richardson. Landlord has entered into a commission agreement with his agent Coldwell Banker Commercial Intermountain.

23.7

Tenant shall at any and from time to time upon not less than five (5) days' prior written request by Landlord, execute, acknowledge and deliver to Landlord a statement in writing executed by Tenant certifying that this Lease is in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified) and that Tenant is in possession of the Demised Premises, stating the dates to which rent and other charges payable under the Lease have been paid, and stating that Landlord is not in default hereunder (of if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters as Landlord or its lender or purchaser shall reasonably require.  It is intended that any such statement executed by Tenant may be relied upon by any prospective purchaser or mortgagee of the property or land upon which it is situated.  In the event that Tenant should fail to execute such a statement promptly as requested, Tenant hereby irrevocably constitutes Landlord as its attorney-in-fact to execute such instruments in Tenant's name, place and stead, it being further agreed that Tenant shall be deemed to have acknowledged and agreed to the provisions of said statement.

23.8

The laws of the State of Utah shall govern the interpretation, validity, performance and enforcement of this Lease.  If any provision of this Lease should be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Lease shall not be affected thereby.  Tenant hereby waives any right to trial by jury in this action.  Venue shall be in Utah County, Utah.

23.9

Time is of the essence as to all terms of this Lease.

23.10

The terms, provisions and covenants contained in this Lease shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors in interest and legal representatives, except as otherwise herein expressly provided.

23.11

Tenant agrees not to record this Lease or any memorandum thereof, but Landlord may record this Lease or a memorandum thereof, at its sole election, and Tenant agrees to execute such memorandum upon request by Landlord.

23.12

Landlord shall have the right to transfer and assign in whole or part, all its rights and obligations hereunder and/or in the property and the Demised Premises referred to herein; and in such event and upon such transfer Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for the performance of all obligations arising under the Lease.

23.13

Tenant expressly acknowledges that it shall have no benefits or rights with respect to the enforcement of any restrictive covenants affecting the property.

23.14

Landlord has delivered a copy of this Lease to Tenant for Tenant's review only, and the delivery hereof does not constitute an offer to Tenant or an option to lease.  This Lease shall not be effective until a copy executed by both Landlord and Tenant is delivered to and accepted by Landlord.

23.15

Hazardous Materials

(A)

"Except for products reasonably necessary and customarily associated with the use of the Premises, Tenant shall not use, generate, manufacture, produce, store, release, discharge or dispose of on, in or under the Premises or the property of which the Premises are a part (the "Property"), or transport to or from the Premises or the Property, any Hazardous Materials (as defined below), or allow any other person or entity to do so.

(B)

Tenant shall comply with all local, state or federal laws, ordinances or regulations relating to Hazardous Materials on, in, under or about the Premises.

(C)

Tenant shall promptly notify Landlord should Tenant receive notice of or otherwise become aware of any (i) pending or threatened environmental regulatory action against Tenant, the Premises or the Property; (ii) claims made or threatened by any third party relating to any loss or injury resulting from any Hazardous Material; or (iii) release or discharge or threatened release or discharge of any Hazardous Material in, on, under or about the Premises or the Property.

(D)

Tenant shall protect, indemnify and hold harmless Landlord, its directors, officers, employees, agents, successors and assigns from and against any and all loss, damage, cost, expense or liability (including attorney's fee and costs) to comply with this section 23.15, including without limitation (i) all foreseeable consequential damages; and (ii) the costs of any required or necessary repair, detoxification, or cleanup of the Premises or the Property and the preparation and implementation of any closure, remedial or other required plans.  This indemnity shall survive termination or cancellation of this Lease for any reason.

(E)

Upon 24 hours prior notice, Tenant shall permit Landlord or its agents to inspect the Premises in order to confirm Tenant's compliance with this section 23.15; Tenant shall also provide Landlord copies of all notices it may receive concerning the environmental condition of the Premises (or the Property) from any governmental agency.

(F)

"Hazardous Materials" shall mean any flammable explosives, radioactive materials, hazardous wastes, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances", hazardous wastes", hazardous materials", or "toxic substances", under any applicable federal or state laws or regulations, as now existing or hereafter amended.

23.16

(A)

Tenant represents and warrants that it is not acting, directly or indirectly, for or on behalf of any person, group, entity, or nation named by the United States Treasury Department as a Specially Designated National and Blocked Person, or for or on behalf of any person, group, entity, or nation designated in Presidential Executive Order 13224 as a person who commits, threatens to commit, or supports terrorism; and that it is not engaged in this Lease directly or indirectly on behalf of, or facilitating this Lease directly or indirectly on behalf of, any such person, group, entity, or nation. Tenant agrees to defend, indemnify, and hold harmless Landlord from and against any and all claims, damages, losses, risks, liabilities, and expenses (including reasonable attorneys’ fees and costs) arising from or related to any breach of the foregoing representation and warranty.

THIS LEASE CONTAINS THE ENTIRE AGREEMENT BETWEEN THE PARTIES, AND NO AGREEMENT SHALL BE IN EFFECT TO CHANGE, MODIFY OR TERMINATE THIS LEASE IN WHOLE OR IN PART UNLESS SUCH AGREEMENT IS IN WRITING AND DULY SIGNED BY THE PARTY AGAINST WHOM ENFORCEMENT OF SUCH CHANGE, MODIFICATION OR TERMINATION IS SOUGHT.  TENANT SHALL NOT BE ENTITLED TO RELY ON ANY REPRESENTATIONS OR WARRANTIES OF LANDLORD OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS LEASE OR HEREIN

EXECUTED

by the parties hereto and dated as of this

 day of

    , 2015.

LANDLORD:

WI Commercial West LLC

Witnesses as to Landlord:

By:  /s/ Mark Weldon

Mark Weldon :  president

Witnesses as to Tenant:

TENANT

Forever Green

By: /s/Jack B. Eldridge Jr.

                                                                                    Its:  Chief Financial Officer